SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 9, 2005



                               CEL-SCI CORPORATION
                          ----------------------------
             (Exact name of Registrant as specified in its charter)



        Colorado                      1-11889                   84-0916344
---------------------------      ------------------        -------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)



                              8229 Boone Blvd. #802
                                Vienna, VA 22182
             ------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (703) 506-9460




                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)

Item 4.01   Change in Registrant's Certifying Accountant

     Deloitte & Touche LLP ("Deloitte") notified the Company on February 9, 2005 that it would resign as the Company's independent registered public accounting firm upon completion of its review of the Company's interim financial statements for the quarterly period ended December 31, 2004. On February 14, 2005, Deloitte completed its review and its resignation became effective.

     Deloitte`s reports on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period through February 14, 2005 there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreements in connection with its reports.


Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

   16     Letter from Deloitte & Touche LLP confirming the information in Item
          4.01.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2005
                                          CEL-SCI CORPORATION

                                          By: /s/ Geert R. Kersten
                                              ----------------------------
                                              Geert R. Kersten, Chief Executive
                                              Officer